UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 29, 2014

Competitive Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-08696	36-2664428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1375 Kings Highway East, Fairfield, Connecticut	06824
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(203) 368-6044

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 22, 2014, Competitive Technologies, Inc. (the “Company”) announced the appointment of Ian Rhodes as Chief Financial Officer of the Company. Mr. Rhodes will replace Mr. Mir (CEO), who held the position on an interim basis.

Ian Rhodes, age 42, served as vice president, chief accounting officer and treasurer with Arch Capital in White Plains, NY, where he spearheaded Arch's International Financial Reporting Standards (IFRS) implementation efforts and subsequently provided oversight of SEC and GAAP technical accounting matters. Earlier, Mr. Rhodes served as senior audit manager for PricewaterhouseCoopers LLP in NYC and Los Angeles. In that capacity, he was lead manager for one of the three New York Insurance Practice teams, assisting practice leaders to set practice direction, deploy resources and address other practice matters. He managed teams of more than 20 professionals across multiple locations.

Mr. Rhodes has a Bachelor of Science degree in Business Administration from Seton Hall University.

Family Relationships

There are no family relationships between Mr. Rhodes and any previous officers or directors of the Company.

Related Party Transactions

Except as disclosed below in “Employment Agreements”, there are no related party transactions reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K.

Employment Agreements

The Company does not have an employment agreement with Mr. Rhodes. However, in connection with Mr. Rhodes’ appointment, the Company and Mr. Rhodes have agreed to terms to be memorialized in an agreement. The agreed upon terms include a base salary of One Hundred and Sixty Thousand Dollars ($160,000) per annum, bonus eligibility equal to thirty percent (30%) of Mr. Rhodes’ base salary, payable annually, subject to meeting goals and objectives created by the Company’s Board of Directors. Additionally, Mr. Rhodes shall be granted three hundred thousand (300,000) stock options. These terms are subject to modification until a formal employment agreement is executed.

Item 8.01 Other Events.

Change in Officers

On May 22, 2014, the Company issued a press release announcing Mr. Rhodes’ appointment as Chief Financial Officer, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release Dated May 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Competitive Technologies, Inc.

Date: May 29, 2014	/s/ Conrad Mir Name: Conrad Mir Title: Chief Executive Officer